Exhibit 10.20
                              CONSULTING AGREEMENT

         This Consulting  Agreement (the  "Agreement") is made as of __________,
                                           ---------
2002 by and between, Alpha Virtual, Inc., a Delaware company, having its business address at 10345 West Olympic Boulevard, Los Angeles, California 9064 (the "Company") and Manhattan Capital Partners, LLC, having its principal place
      -------
of business at _________________ (the "Consultant") .
                                       ----------
         In consideration of the mutual promises contained herein and on the terms and conditions hereinafter set forth, the Company and Consultant agree as follows:

         1.  Provision of Services.  Consultant  agrees to place at the disposal
             ---------------------
of the Company its judgment and experience and to provide to the extent reasonably requested by the President of the Company and as agreed to by Consultant in its sole discretion, financial and business development consulting services to the Company. These services include introducing the Company to strategic partners to further corporate objectives and advice with regard to stockholders relations and public relations matters.

         2.  Compensation.  In  consideration  for services to be rendered under
             ------------
this Agreement, the Company and Consultant hereby agree that the Company shall issue Consultant five (5) year warrants to purchase an aggregate of 2,000,000 shares of the Common Stock of the Company at a per share exercise price of $____, such warrants to be in the form attached hereto as Exhibit "A".

         3.  Liability  of  Consultant.  Consultant  may rely  upon  information
             -------------------------
furnished to it by the Company and that except as herein provided, Consultant shall not be accountable for any loss suffered by the Company on the basis of any advice recommendation or approval of Consultant, its partners, employees or agents.

         4.  Status  of  Consultant.   Consultant  shall  be  deemed  to  be  an
             ----------------------
independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Company.

         5.  Other  Activities  of  Consultant.   The  Company  recognizes  that
             ---------------------------------
Consultant now renders and may continue to render financial and other services to other companies, which may or may not have policies and conduct activities similar to those of the Company. Consultant shall be free to render such advice and other services and the Company hereby consents thereto. Consultant shall not be required to devote its full time and attention to the performance of its duties under this Agreement, but shall devote only so much of its time and attention as it deems reasonable or necessary for such purposes.




                                    10.20-1

         6.  Term.  Consultant's retention hereunder shall be for a term of [one
             ----
year] commencing upon the execution of this Agreement.

         7.  Miscellaneous.  This Agreement sets forth the entire  agreement and
             -------------
understanding between the parties and supersedes all prior discussions, agreements and understandings of every kind and any nature between them. This Agreement shall be construed and interpreted according to the laws of the State of California.















































                                     10.20-2

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers or representatives duly authorized the day and year first above written.


                                        ALPHA VIRTUAL, INC.


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                        MANHATTAN CAPITAL PARTNERS, LLC


                                        By:
                                           -----------------------------------
                                           Name:    Bill Cheung
                                           Title:  Managing Director




































                                     10.20-3

                                   EXHIBIT "A"
                                   -----------
                                 FORM OF WARRANT

                                     Warrant
                                     -------
THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (A) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (B) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                               ALPHA VIRTUAL, INC.

                             (Subject to Adjustment)

NO. __

         This Certifies That, for value received, Manhattan Capital Partners LLC, a California limited liability company ("Holder"), is entitled, subject to
                                              ------
the terms and conditions of this Warrant, at any time or from time to time after December __, 2002 (the "Effective Date"), to purchase from Alpha Virtual , Inc.,
                        --------------
a Delaware corporation (the "Company"), up to Two Million (2,000,000) shares of
                             -------
common stock of the Company at a price per share of $______ (the "Purchase
                                                                  --------
Price"). This Warrant shall expire at 5:00 p.m. Pacific time on the fifth
-----
anniversary of the Effective Date of this Warrant (the "Expiration Date"). Both
                                                        ---------------
the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein. This Warrant is issued pursuant to that certain Financial Consulting Agreement of even date hereof between the Company and the Holder.

1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

         "1933 Act" shall mean the Securities Act of 1933, as amended.
          --------

         "Common Stock" shall mean the Common Stock of the Company and any other
          ------------
securities at any time receivable or issuable upon exercise of this Warrant.



                                     10.20-4

         "Fair Market Value" of a share of Common Stock as of a particular date
          -----------------
shall mean:

                  (a) If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the 5 business days ending immediately prior to the applicable date of valuation;

                  (b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

                  (c) If there is no active public market, the Fair Market Value shall be the value as determined in good faith by the Company's Board of Directors upon a review of relevant factors, including due consideration of the Registered Holders' determination of the value of the Company.

         "Registered Holder" shall mean any person in whose name this Warrant is
          -----------------
registered upon the books and records maintained by the Company.

         "SEC" shall mean the Securities and Exchange Commission.
          ---
2.       EXERCISE OF WARRANT

         2.1.  Payment.  Subject to compliance with the terms and conditions of
               -------
this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as Exhibit 1 (the "Notice of
                                                                   ---------
Exercise"), duly executed by the Registered Holder, at the principal office of
--------
the Company, and as soon as practicable after such date, surrendering

                  (a) this Warrant at the principal office of the Company, and

                  (b) payment, (i) in cash (by check) or by wire transfer, (ii) by cancellation by the Registered Holder of indebtedness of the Company to the Registered Holder; or (iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "Exercise Amount").
----------------
         2.2.  Net Issue Exercise.  In lieu of the payment methods set forth in
               ------------------
Section 2.1(b) above, the Registered Holder may elect to exchange all or some of the Warrant for shares of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Registered Holder elects to exchange this Warrant as provided in this Section 2.2, the Registered Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of the Registered Holder's election to exchange some or all of the Warrant, and the Company shall issue to the Registered Holder the number of shares of the Common Stock computed using the following formula:

                                     10.20-5

                  X = Y (A-B)
                      -------
                         A

           Where X = the number of shares of Common Stock to be issued to the Registered Holder.

           Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

           A = the Fair Market Value of one share of the Company's Common Stock.

           B = Purchase Price of one share of the Company's Common Stock (as adjusted to the date of such calculation).

                  All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2.

         2.3.  "Easy Sale" Exercise. In lieu of the payment methods set forth in
                -------------------
Section 2.1(b) above, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the Registered Holder may pay the Purchase Price through a "same day sale" commitment from the Registered Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the Registered Holder irrevocably
                       -----------
elects to exercise this Warran and to sell a portion of the shares of Common Stock so purchased to pay the applicable Purchase Price and the Registered Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such shares of Common Stock to forward the Purchase Price directly to the Company.

         2.4.  Stock Certificates;  Fractional Shares. As soon as practicable on
               --------------------------------------
or after the date of an exercise of this Warrant, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of the date of exercise of this Warrant. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

         2.5   Partial Exercise;  Effective  Date  of  Exercise.  In case of any
               ------------------------------------------------
partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Registered Holder is deemed to have exercised this Warrant.



                                     10.20-6

3. VALID ISSUANCE: TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

         4.1.  Adjustment for Stock Splits,Stock Subdivisions or Combinations of
               -----------------------------------------------------------------
Shares. The Purchase Price of this Warrant shall be proportionally decreased and
------
the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company's Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Common Stock.

         4.2.  Adjustment for Dividends or Distributions of Stock or Other
               -----------------------------------------------------------
Securities or Property. In case the Company shall make or issue, or shall fix a
----------------------
record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Registered Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Registered Holder would have been entitled upon such date if such Registered Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.





                                     10.20-7

         4.3.  Reclassification. If the Company, by reclassification of
               ----------------
securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 4. No adjustment shall be made pursuant to this Section 4.3 upon any conversion or redemption of the Common Stock which is the subject of Section 4.5.

         4.4.  Adjustment for Capital Reorganization, Merger or Consolidation.
               --------------------------------------------------------------
In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Registered Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this
Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Registered Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Registered Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         4.5.  Conversion of Common Stock. In case all or any portion of the
               --------------------------
authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Registered Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the



                                     10.20-8

"Termination Date"), shall receive, in lieu of the number of shares of Common
 ----------------
Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date by (y) the number of shares of Common Stock of the Company for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Registered Holder.

6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

7. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock or other shares of capital stock issuable upon exercise of this Warrant (and shares of its Common Stock for issuance on conversion of such capital stock). All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock and other capital stock upon the exercise of this Warrant.

8. TRANSFER AND EXCHANGE. Subject to compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred by the Registered Holder to any person, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon


                                     10.20-9
payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the portion of this Warrant not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

9. RESTRICTIONS ON TRANSFER. The Registered Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the 1933 Act, covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof or the Common Stock issuable upon conversion thereof, as the case may be, and registration or qualification under applicable state securities laws, such Registered Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Common Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition, or (ii) the sale of such securities is made pursuant to SEC Rule 144.

10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Registered Holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Registered Holder has had such opportunity as such Registered Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Registered Holder to evaluate the merits and risks of its investment in the Company; that the Registered Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Registered Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant or acquired upon conversion thereof will not be registered under the 1933 Act (unless otherwise required pursuant to exercise by the Registered Holder of the registration rights, if any, previously granted to the Registered Holder) and will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to Section 2.2, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Registered Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE


                                    10.20-10

         SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

11. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Registered Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Registered Holder to purchase Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Registered Holder hereof shall cause such Registered Holder hereof to be a stockholder of the Company for any purpose.

12. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, return receipt requested, or by telecopier, or by email or otherwise delivered by hand or by messenger, addressed or telecopied to the person to whom such notice or communication is being given at its address set forth after its signature hereto. In order to be effective, a copy of any notice or communication sent by telecopier or email must be sent by registered or certified mail, postage prepaid, return receipt requested, or delivered personally to the person to whom such notice or communication is being at its address set forth after its signature hereto. If notice is provided by mail, notice shall be deemed to be given five (5) business days after proper deposit with the United States mail or nationally recognized overnight courier, or immediately upon personally delivery thereof, to person to whom such notice or communication is being at such address. If notice is provided by telecopier, notice shall be deemed to be given upon confirmation by the telecopier machine of the receipt of such notice at the telecopier number provided above. If notice is provided by email, notice shall be deemed to be given upon confirmation by the sender's email program of the receipt of such notice at the email address provided after the signature of the person to whom such notice or communication is being. The addresses set forth after the signatures hereto may be changed by written notice complying with the terms of this Section 12.

13       HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

14. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

15.      NOTICES OF RECORD DATE.  In case:

         15.1. the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or



                                    10.20-11

         15.2. of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

         15.3. of any voluntary dissolution, liquidation or winding-up of the Company; or

         15.4. of any redemption of any outstanding capital stock of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty (30) days prior to the date therein specified.

16. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

17. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

18. SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. on the next business day.
















                                    10.20-12

         IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Effective Date.


COMPANY:                                  HOLDER
-------                                   ------

ALPHA VIRTUAL, INC.                       Manhattan Capital Partners, LLC



By:                                       By:
   -------------------------------           ---------------------------
Name:  Saif Mansour                       Name:  Bill Cheung
Title:    President                       Title:    Managing Director

Address for Notices:                      Address for Notices:






































                            SIGNATURE PAGE TO WARRANT

                                    10.20-13

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)

                                                                 WARRANT NO. ___
------------------

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of TMSF Holdings, Inc., as provided for therein, and (check the applicable box):

|_| Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ such securities.

|_| Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities, according to the following calculation:

                  X = Y (A-B)        (       ) =  (____) [(_____) - (_____)]
                      -------                     ---------------------------
                           A                                  (_____)

         Where X = the number of shares of Common Stock to be issued to the Registered Holder.

         Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

         A = the Fair Market Value of one share of the Company's Common Stock.

         B = Purchase Price (as adjusted to the date of such calculation).

|_| Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities, according to the following calculation:

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:
                  -----------------------------------------------------
Address:
                  -----------------------------------------------------
Signature:
                  -----------------------------------------------------

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.



                                    10.20-14

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.





















































                                    10.20-15

                                    EXHIBIT 2

                                   ASSIGNMENT

(To be executed only upon assignment of Warrant Certificate)    WARRANT NO. ___

For value received, hereby sells, assigns and transfers unto____________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

----------------------------- ---------------------------- --------------------
   Name(s) of Assignee(s)                Address               # of Warrants
----------------------------- ---------------------------- --------------------

----------------------------- ---------------------------- --------------------

----------------------------- ---------------------------- --------------------

----------------------------- ---------------------------- --------------------

----------------------------- ---------------------------- --------------------

----------------------------- ---------------------------- --------------------

And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.

Dated:
                  -----------------------------------------------------

Signature:
                  -----------------------------------------------------

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.













                                    10.20-16